UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2013

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
In connection with the filing by The LGL Group, Inc. (the "Company") of an amendment to its Registration Statement on Form S-3, originally filed with the Securities and Exchange Commission ("SEC") on September 19, 2013 (the "Registration Statement"), the Company is filing this Form 8-K to provide a description of its common stock for purposes of incorporating such description by reference into the Registration Statement in compliance with the requirements of Form S-3.  Based on discussions with the staff of the SEC and its compliance and disclosure interpretations with respect to Form S-3, the Company determined to file this Form 8-K due to the length of time that has passed from the filing of the Company's Registration Statement on Form 8-A containing a description of its common stock and the inability of investors to access that filing on the SEC's website.
Description of Common Stock
Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Company's common stock are entitled to receive such dividends, if any, as may from time to time be declared by the Company's Board of Directors out of funds legally available therefor.  Under the Company's Certificate of Incorporation, holders of common stock are entitled to one vote per share, and are entitled to vote upon such matters and in such manner as may be provided by law.  Holders of common stock have no preemptive, conversion, redemption or sinking fund rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to liquidation, holders of common stock, upon the liquidation, dissolution or winding up of the Company, are entitled to share equally and ratably in the assets of the Company.  The rights, preferences and privileges of holders of common stock are subject to any series of preferred stock that the Company may authorize and issue in the future.
This description of the Company's common stock is qualified by reference to the Company's Certificate of Incorporation and By-laws, which are incorporated by reference herein.
Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
3.1	Certificate of Incorporation of The LGL Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the SEC on August 31, 2007).
3.2	The LGL Group, Inc. By-Laws (incorporated by reference to Exhibit 3.2 to the Company's Current Report on Form 8-K filed with the SEC on August 31, 2007).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2013	THE LGL GROUP, INC.

	By:	/s/ James L. Williams
		Name:	James L. Williams
		Title:	Corporate Controller

EXHIBIT INDEX
Exhibit No.	Description
3.1	Certificate of Incorporation of The LGL Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the SEC on August 31, 2007).
3.2	The LGL Group, Inc. By-Laws (incorporated by reference to Exhibit 3.2 to the Company's Current Report on Form 8-K filed with the SEC on August 31, 2007).